UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 6, 2024

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchanges on which registered
Common Stock, $.10 par value	AVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b02 of the Securities Exchange Act of 1934 (§240.12b02 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the 2024 Annual Meeting of Stockholders of American Vanguard Corporation (the “Company” or “Registrant”) held on June 6, 2024, three matters were voted upon by stockholders, namely: (i) the election of nine directors until their successors are elected and qualified, (ii) the ratification of Deloitte Touche, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, and (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2024 proxy.

With respect to the first proposal in the proxy, the following nine nominees received more votes “for” than “against” and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Against	Withheld	Broker Non-Votes
Marisol Angelini	19,967,634	921,540	197,914	2,898,445
Scott Baskin	19,627,835	1,438,584	20,669	2,898,445
Mark Bassett	19,545,816	1,346,428	194,844	2,898,445
Debra Edwards	19,722,424	1,343,935	20,729	2,898,445
Patrick Gottschalk	20,316,094	549,300	221,694	2,898,445
Emer Gunter	19,031,468	1,912,152	143,468	2,898,445
Steven Macicek	20,740,038	144,234	202,816	2,898,445
Keith Rosenbloom	20,313,936	549,449	223,703	2,898,445
Eric Wintemute	19,503,731	1,576,765	6,592	2,898,445

With respect to Proposals Two (appointment of Deloitte) and Three (advisory approval of executive compensation), both measures received the affirmative, vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Two - Appointment of Deloitte	23,699,343	63,801	222,389	0
Three – Advisory approval of executive compensation	19,570,683	1,508,310	8,095	2,898,445

Item 8.01	Other Events

On June 11, 2024, American Vanguard Corporation issued a press release announcing the results of the voting at its 2024 Annual Meeting of Stockholders. The complete text of that release is linked hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 11, 2024, of Registrant regarding the results of its 2024 Annual Meeting of Stockholders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 11, 2024

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Information Officer, General Counsel & Secretary